Investments	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Investments	Investments
As at December 31, 2023 and 2022, the Company had the following investment:

	2023	2022
Investment in PrairieSky Royalty Ltd.	$525	$491
INVESTMENT IN PRAIRIESKY ROYALTY LTD.
The Company’s 22.6 million common shares investment in PrairieSky Royalty Ltd. ("PrairieSky") does not constitute significant influence, and is accounted for at fair value through profit or loss, measured at each reporting date. As at December 31, 2023 the market price per common share was $23.20 (December 31, 2022 – $21.70; December 31, 2021 – $13.63).
As at December 31, 2023, the Company’s investment in PrairieSky was classified as a current asset. PrairieSky is in the business of acquiring and managing oil and gas royalty income assets through indirect third-party oil and gas development.
The gain from the investment in PrairieSky was comprised as follows:

	2023	2022	2021
Gain from investment	$(34)	$(182)	$(81)
Dividend income	(22)	(14)	(7)
	$(56)	$(196)	$(88)
INVESTMENT IN INTER PIPELINE LTD.
During 2021, in accordance with a third-party offer to purchase, the Company elected to take total cash proceeds of $128 million, or $20.00 per common share, in exchange for its 6.4 million common shares investment in Inter Pipeline Ltd ("Inter Pipeline"). In 2021, the Company also recognized a $53 million gain from the investment in Inter Pipeline comprised of a $51 million fair value gain on the investment and $2 million of dividend income. The Company's investment did not constitute significant influence, and was accounted for at fair value through profit or loss, measured at each reporting date.